Advances to Suppliers and Other Current Assets, Net	12 Months Ended
Dec. 31, 2017
Advances to Suppliers and Other Current Assets, Net [Abstract]
ADVANCES TO SUPPLIERS AND OTHER CURRENT ASSETS, NET

Note 8 – ADVANCES TO SUPPLIERS AND OTHER CURRENT ASSETS, NET

As of December 31, 2017 and 2016, advances to suppliers and other current assets consisted of the following:

	December 31, 2017	December 31, 2016
Other current assets
VAT-input	$651,056	$-
Others	393,581	610,216
Total other current assets	1,044,637	610,216
Advances to suppliers	1,840,873	1,991,343
Total	2,885,510	2,601,559
Less: allowance for doubtful accounts	-	(73,148)
Advances to suppliers and other current assets, net	$2,885,510	$2,528,411

Other current assets include the value added tax pending for deduction, advances to employees for business travels or business development purpose and other miscellaneous receivables such as utility fees, social insurances, personal income tax paid in advance on behalf of employees and deposits, which include guarantee deposit, rent deposit, and security deposit for bidding customer projects.

The Company advanced RMB 2,000,000 (approximately $307,700) to Yantai Yezhan Economic and Trade Ltd., Co. on August 10, 2016. The loan bears annual interest of 5% and was due in six months. On September 29, 2016, the loan was fully repaid along with interest.

The Company advanced RMB 8,500,000 (approximately $1,236,490) to Yantai Runtai Medical Co., Ltd. on February 22, 2017. The loan bears an annual interest rate of 10% and was due in six months. On August 22, 2017, the loan was extended for another 4 months with the same interest rate. As of December 31, 2017, the loan was fully repaid along with interest.